CASH AND CASH EQUIVALENTS, RESTRICTED CASH, SHORT-TERM DEPOSITS AND MARKETABLE SECURITIES - Marketable securities by contractual maturities (Details) - USD ($) $ in Thousands	Dec. 31, 2024	Dec. 31, 2023
Contractual maturity year:
Amortized Cost, Within one year	$ 1,892
Amortized Cost, After one year through five years	68,340
Amortized Cost	70,232	$ 50,752
Fair Value, Within one year	1,880
Fair Value, After one year through five years	68,831
Fair Value	$ 70,711	$ 51,615